Exhibit 24.2

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints RICHARD C. ADKERSON, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Freeport-McMoRan Copper & Gold Inc. (the “Company”) with respect to the Company’s offer to exchange up to $350,000,000 of its 6⅞% Senior Notes due 2014 that are registered under the Securities Act of 1933, as amended, for all of its outstanding 6⅞% Senior Notes due 2014, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 3, 2004.

/s/ James R. Moffett
                        James R. Moffett

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Freeport-McMoRan Copper & Gold Inc. (the “Company”) with respect to the Company’s offer to exchange up to $350,000,000 of its 6⅞% Senior Notes due 2014 that are registered under the Securities Act of 1933, as amended, for all of its outstanding 6⅞% Senior Notes due 2014, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 3, 2004.

/s/ B. M. Rankin, Jr.

                                                                                                                                                B. M. Rankin, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Freeport-McMoRan Copper & Gold Inc. (the “Company”) with respect to the Company’s offer to exchange up to $350,000,000 of its 6⅞% Senior Notes due 2014 that are registered under the Securities Act of 1933, as amended, for all of its outstanding 6⅞% Senior Notes due 2014, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 3, 2004.

/s/ C. Donald Whitmire, Jr.

                                                                                                                                         C. Donald Whitmire, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Freeport-McMoRan Copper & Gold Inc. (the “Company”) with respect to the Company’s offer to exchange up to $350,000,000 of its 6⅞% Senior Notes due 2014 that are registered under the Securities Act of 1933, as amended, for all of its outstanding 6⅞% Senior Notes due 2014, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 3, 2004.

/s/ Robert J. Allison, Jr.

     Robert J. Allison, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Freeport-McMoRan Copper & Gold Inc. (the “Company”) with respect to the Company’s offer to exchange up to $350,000,000 of its 6⅞% Senior Notes due 2014 that are registered under the Securities Act of 1933, as amended, for all of its outstanding 6⅞% Senior Notes due 2014, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 3, 2004.

/s/ R. Leigh Clifford

       R. Leigh Clifford

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Freeport-McMoRan Copper & Gold Inc. (the “Company”) with respect to the Company’s offer to exchange up to $350,000,000 of its 6⅞% Senior Notes due 2014 that are registered under the Securities Act of 1933, as amended, for all of its outstanding 6⅞% Senior Notes due 2014, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 3, 2004.

/s/ Robert A. Day

         Robert A. Day

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Freeport-McMoRan Copper & Gold Inc. (the “Company”) with respect to the Company’s offer to exchange up to $350,000,000 of its 6⅞% Senior Notes due 2014 that are registered under the Securities Act of 1933, as amended, for all of its outstanding 6⅞% Senior Notes due 2014, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 3, 2004.

/s/ Gerald J. Ford

         Gerald J. Ford

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Freeport-McMoRan Copper & Gold Inc. (the “Company”) with respect to the Company’s offer to exchange up to $350,000,000 of its 6⅞% Senior Notes due 2014 that are registered under the Securities Act of 1933, as amended, for all of its outstanding 6⅞% Senior Notes due 2014, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 3, 2004.

/s/ H. Devon Graham, Jr.

    H. Devon Graham, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Freeport-McMoRan Copper & Gold Inc. (the “Company”) with respect to the Company’s offer to exchange up to $350,000,000 of its 6⅞% Senior Notes due 2014 that are registered under the Securities Act of 1933, as amended, for all of its outstanding 6⅞% Senior Notes due 2014, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 3, 2004.

/s/ Oscar Y. L. Groeneveld

Oscar Y. L. Groeneveld

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Freeport-McMoRan Copper & Gold Inc. (the “Company”) with respect to the Company’s offer to exchange up to $350,000,000 of its 6⅞% Senior Notes due 2014 that are registered under the Securities Act of 1933, as amended, for all of its outstanding 6⅞% Senior Notes due 2014, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 3, 2004.

/s/ J. Bennett Johnston

      J. Bennett Johnston

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Freeport-McMoRan Copper & Gold Inc. (the “Company”) with respect to the Company’s offer to exchange up to $350,000,000 of its 6⅞% Senior Notes due 2014 that are registered under the Securities Act of 1933, as amended, for all of its outstanding 6⅞% Senior Notes due 2014, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 3, 2004.

/s/ Bobby Lee Lackey

      Bobby Lee Lackey

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, her true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Freeport-McMoRan Copper & Gold Inc. (the “Company”) with respect to the Company’s offer to exchange up to $350,000,000 of its 6⅞% Senior Notes due 2014 that are registered under the Securities Act of 1933, as amended, for all of its outstanding 6⅞% Senior Notes due 2014, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that each said attorney-in-fact and agent or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 3, 2004.

/s/ Kathleen L. Quirk

       Kathleen L. Quirk

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Freeport-McMoRan Copper & Gold Inc. (the “Company”) with respect to the Company’s offer to exchange up to $350,000,000 of its 6⅞% Senior Notes due 2014 that are registered under the Securities Act of 1933, as amended, for all of its outstanding 6⅞% Senior Notes due 2014, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 3, 2004.

/s/ J. Taylor Wharton

       J. Taylor Wharton

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Freeport-McMoRan Copper & Gold Inc. (the “Company”) with respect to the Company’s offer to exchange up to $350,000,000 of its 6⅞% Senior Notes due 2014 that are registered under the Securities Act of 1933, as amended, for all of its outstanding 6⅞% Senior Notes due 2014, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 3, 2004.

/s/ Richard C. Adkerson

    Richard C. Adkerson